Exhibit 99.3

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030030003000000000 8 061825 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF STOCKHOLDERS OF BANCORP FINANCIAL, INC. June 18, 2025 1. Merger Proposal. To approve the Agreement and Plan of Merger, dated as of February 24, 2025, by and between Bancorp Financial, Inc. (“Bancorp Financial”) and Old Second Bancorp, Inc. (“Old Second”), as it may be amended from time to time, pursuant to which Bancorp Financial will merge with and into Old Second, and the other transactions contemplated by the merger agreement. 2. Stockholders Agreement Amendment Proposal. To approve amendments to the stockholders agreement of Bancorp Financial, effective as of February 14, 2007, by and among Bancorp Financial and certain of its stockholders (the “Stockholders Agreement”) to provide for the Stockholders Agreement’s automatic termination upon consummation of the merger of Bancorp Financial with and into Old Second, and to clarify that the Stockholders Agreement’s transfer restrictions do not apply to a business combination, such as the merger. 3. Adjournment Proposal. To approve the adjournment or postponement of the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to approve the Merger Proposal (Proposal #1) or the Stockholders Agreement Amendment Proposal (Proposal #2). This Proxy will be voted as directed. Unless otherwise marked, this Proxy will be voted FOR the approval of the Merger Proposal (Proposal #1), FOR approval of the Stockholders Agreement Amendment Proposal (Proposal #2), and FOR the Adjourment Proposal (Proposal #3), and in accordance with the best judgment of the proxies upon such other matters as may properly come before the Special Meeting or any adjournment thereof. The undersigned may, at any time prior to the Special Meeting, revoke this Proxy. FOR AGAINST ABSTAIN INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the Special Meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the Special Meeting live via the Internet. To attend the Special Meeting via the Internet, please visit https://web.lumiconnect.com/239103630 (password: bancorp2025) and be sure to have your control number available. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

SPECIAL MEETING OF STOCKHOLDERS OF BANCORP FINANCIAL, INC. June 18, 2025 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Merger Proposal. To approve the Agreement and Plan of Merger, dated as of February 24, 2025, by and between Bancorp Financial, Inc. (“Bancorp Financial”) and Old Second Bancorp, Inc. (“Old Second”), as it may be amended from time to time, pursuant to which Bancorp Financial will merge with and into Old Second, and the other transactions contemplated by the merger agreement. 2. Stockholders Agreement Amendment Proposal. To approve amendments to the stockholders agreement of Bancorp Financial, effective as of February 14, 2007, by and among Bancorp Financial and certain of its stockholders (the “Stockholders Agreement”) to provide for the Stockholders Agreement’s automatic termination upon consummation of the merger of Bancorp Financial with and into Old Second, and to clarify that the Stockholders Agreement’s transfer restrictions do not apply to a business combination, such as the merger. 3. Adjournment Proposal. To approve the adjournment or postponement of the special meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to approve the Merger Proposal (Proposal #1) or the Stockholders Agreement Amendment Proposal (Proposal #2). This Proxy will be voted as directed. Unless otherwise marked, this Proxy will be voted FOR the approval of the Merger Proposal (Proposal #1), FOR approval of the Stockholders Agreement Amendment Proposal (Proposal #2), and FOR the Adjourment Proposal (Proposal #3), and in accordance with the best judgment of the proxies upon such other matters as may properly come before the Special Meeting or any adjournment thereof. The undersigned may, at any time prior to the Special Meeting, revoke this Proxy. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. ------------------ ---------------- 00030030003000000000 8 061825 FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 BANCORP FINANCIAL, INC. Proxy for Special Meeting of Stockholders on June 18, 2025 Solicited on Behalf of the Board of Directors THE UNDERSIGNED, revoking previous proxies for such stock, hereby appoints Paul Leake and Daniel Onak the proxies of the undersigned, with full power of substitution, to vote all stock of Bancorp Financial, Inc. (the “Company”) that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held at 9:00 a.m. Central Time on Wednesday, June 18, 2025, and at any adjournment or postponement thereof. The Company will be hosting the Special Meeting live via the Internet - there will be no physical location for the meeting. To participate in the Special Meeting via the Internet, please visit https://web.lumiconnect.com/239103630 (password: bancorp2025) at the date and time of the Special Meeting. Please note that this website address is case sensitive. (Continued and to be signed on the reverse side.) 1.1